Exhibit 10.1

WARRANT AMENDMENT AND EXCHANGE AGREEMENT

This Warrant Amendment and Exchange Agreement (this “Agreement”) is entered into as of the 29th day of December, 2006 between Computer Software Innovations, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Company”), and Barron Partners LP, a Delaware limited partnership (“Barron”).

RECITALS

WHEREAS, on February 10, 2005, the Company and Barron entered into a Preferred Stock Purchase Agreement of even date (the “Preferred Stock Purchase Agreement”), pursuant to which Barron purchased 7,217,736 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) and in connection therewith was issued on February 11, 2005 two (2) common stock purchase warrants to purchase certain shares of the common stock, $0.001 par value (the “Common Stock”) of the Company: (i) Common Stock Purchase Warrant “A” for the purchase of 3,608,868 shares of Common Stock at an exercise price per share of $1.3972 (as amended by a First Amendment thereto dated November 7, 2005, “Original Warrant A”); and (ii) Common Stock Purchase Warrant “B” for the purchase of 3,608,868 shares of Common Stock at an exercise price per share of $2.0958 (as amended by a First Amendment thereto dated November 7, 2005, “Original Warrant B,” and along with Original Warrant A hereinafter referred to as the “Original Warrants”); and

WHEREAS, pursuant to the Preferred Stock Purchase Agreement and in connection with the issuance of the Preferred Stock and the Original Warrants, the Company and Barron entered into a Registration Rights Agreement dated February 10, 2005 (as amended by a First Amendment thereto dated November 7, 2005, the “Registration Rights Agreement”), to provide Barron with a mechanism that would permit it to sell the shares of Common Stock underlying the Preferred Stock and the Original Warrants in the absence of certain restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Company and Barron wish to change the price, among other terms, of the Original Warrants, and to divide, amend and restate the Original Warrants to effect such changes and exchange the Original Warrants for new common stock purchase warrants in the forms attached hereto as Exhibit I, Exhibit II, Exhibit III and Exhibit IV (collectively, the “New Warrants”). The division, amendment and restatement of the Original Warrants, and the exchange of the Original Warrants for the New Warrants pursuant to the terms of this Agreement is hereinafter referred to as the “Warrant Transaction;” and

WHEREAS, the Company and Barron also wish to amend the Registration Rights Agreement to extend the term of such agreement; and

WHEREAS, the Company and Barron wish to enter into this Agreement to evidence and effectuate the Warrant Transaction and changes to the Registration Rights Agreement described above.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PREMISES AND COVENANTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATIION, RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE I

SUPERSEDER, DEFINITIONS

1.1 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the subject matter of this Agreement, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.2 Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Preferred Stock Purchase Agreement.

ARTICLE II

WARRANT TRANSACTION

2.1 Amendment and Restatement of Original Warrants. The Original Warrants are hereby amended and restated as follows:

(a) Original Warrant A is amended and restated in the forms of Exhibit I (“Warrant A-1”) and Exhibit II (“Warrant A-2”).

(b) Original Warrant B is amended and restated in the form of Exhibit III (“Warrant B-1”) and Exhibit IV (“Warrant B-2”).

(c) Except as expressly modified by this Agreement, all other terms and conditions of the Original Warrants shall continue in full force and effect and unchanged and are hereby confirmed in all respects. No novation is intended.

2.2 Deliveries to Effectuate Warrant Transaction.

To effectuate the Warrant Transaction, concurrently herewith:

(a) Barron delivers Original Warrant A and Original Warrant B to the Company for surrender thereof and in exchange for (pursuant to Section 4.b of the Original Warrants) the New Warrants in the form and denominations of Warrant A-1 and Warrant A-2 in the case of Original Warrant A; and Warrant B-1 and Warrant B-2, in the case of Original

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Warrant B. This Agreement shall serve as a written request and notice by Barron under Section 4.b of the Original Warrants for the issuance of the New Warrants and shall be deemed sufficient for all purposes thereunder.

(b) The Company issues and delivers the New Warrants to Barron.

(c) Upon surrender by Barron, the certificates representing the Original Warrants shall be cancelled, and the New Warrants shall be substituted therefor and shall evidence an amendment and restatement of the Original Warrants as well as a change in certificates and denomination pursuant to Section 4.b of the Original Warrants.

2.3 References to Warrants.

(a) It is the intention of the parties, for the purposes of the Preferred Stock Purchase Agreement, the Registration Rights Agreement, the Company’s Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock dated November 7, 2005 and filed with the Delaware Secretary of State on February 11, 2005 (the “Certificate of Designation”), and all other related agreements between the parties, that all references therein to the Warrants shall be deemed henceforth to be references to the New Warrants, as applicable.

(b) Subsection (a) above notwithstanding, and for avoidance of doubt, the parties specifically agree that: (i) the New Warrants represent an amendment, restatement and continuation of Original Warrant A and Original Warrant B, and that Barron and any subsequent holder of the New Warrants shall be deemed to be an “Affiliate” for the purposes of Section 6(c) of the Certificate of Designation, (ii) as such an Affiliate, no such holder shall have any right to vote to waive or amend the provisions of Section 6(c) of the Certificate of Designation pursuant to the terms thereof and hereof, and (iii) any waiver or amendment of this Section 2.3(b) may be effectuated only with a vote of the stockholders of the Company who are not Affiliates pursuant to the definition of “Affiliate” contained in Section 6(c) of the Certificate of Designation, including as an Affiliate for the terms thereof and hereof Barron or any subsequent holder of the New Warrants or any successor warrant in substitution, replacement or exchange therefor.

2.4 Waiver by Barron of Anti-dilution and Related Provisions. It is the intention of the parties that the repricing, in part, of the Original Warrants pursuant to the terms of this Agreement will not trigger any anti-dilution or similar provisions contained in the Preferred Stock Purchase Agreement, the Certificate of Designation or any other documents or agreements between the parties. To that end, the Company and Barron hereby agree that the Warrant Transaction shall not trigger or activate any such anti-dilution or similar provisions which would require the Company to recalculate the price or other terms of, or make distributions with respect to, the Preferred Stock or any warrants held now or in the past by Barron (including but not limited to the Original Warrants and the New Warrants). Without limiting the foregoing, the Company and Barron agree that (i) the provisions of Section 7 of the Certificate of Designation (including subsections (b) and (c)) shall not be applicable to the Warrant Transaction, and Barron hereby waives any adjustment to the Preferred Stock or distributions payable with respect to the Preferred Stock alleged under such Section 7 relating to the Warrant Transaction; and (ii) Section

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6.8 (reset equity deals), Section 6.11 (right of first refusal), and Section 6.16 (subsequent equity sales) of the Preferred Stock Purchase Agreement shall not be triggered or activated by the Warrant Transaction and Barron hereby waives the benefit of any such alleged triggering event with respect to the Warrant Transaction.

ARTICLE III

REGISTRATION RIGHTS AGREEMENT

3.1 Extension of Registration Obligation. Section 4.1(ii) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

(ii) with respect to any registration statement pursuant to Section 2.2 or Section 2.3, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of forty-eight (48) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 10 Trading Days during each year (each a “Black-Out Period”) and for any Amendment Day permitted pursuant to Section 2.8) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the “Registration Maintenance Period”);

3.2 Waiver of Liquidated Damages. Barron hereby waives any Liquidated Damages (as such term is defined in the Registration Rights Agreement) which have or may become payable pursuant to Section 2.8 of the Registration Rights Agreement, and the Company shall not be liable for any further Liquidated Damages pursuant to such section during the remainder of the term of the Registration Rights Agreement; provided, however, that nothing shall preclude Barron from pursuing or obtaining specific performance or other remedies other than Liquidated Damages provided or permitted by the Registration Rights Agreement.

3.3 Integration; Confirmation. On and after the effective date of this Agreement, each reference (i) in the Registration Rights Agreement to “this Agreement,” “herein,” “hereunder,” or words of similar import, or (ii) in the Preferred Stock Purchase Agreement to the “Registration Rights Agreement,” shall be deemed a reference to the Registration Rights Agreement as amended by this Agreement. Except as expressly modified by this Agreement, all other terms and conditions of the Registration Rights Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. No novation is intended.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Barron as of the date hereof as follows:

4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

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4.2 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the New Warrants, and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby (including the execution, delivery and performance of the New Warrants) have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement and the New Warrants have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.3 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement and the New Warrants by the Company do not, and the performance by the Company of its obligations hereunder or thereunder will not: (i) conflict with or violate the certificate of incorporation or by-laws of the Company; (ii) to the knowledge of the Company, conflict with, breach or violate any laws in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties or assets is bound. Excluded from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or encumbrances that would not, in the aggregate, have a Material Adverse Effect (as such term is defined in the Preferred Stock Purchase Agreement).

4.4 No Anti-dilution or Related Price Adjustments.

The execution and delivery of this Agreement and the New Warrants by the Company do not, and the performance by the Company of its obligations hereunder or thereunder will not, result in any anti-dilution or other pricing adjustments or distributions pursuant to the terms of any securities (including any capital stock, options, warrants or convertible securities) issued by the Company or any agreement relating to such securities to which the Company is a party.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BARRON

Barron represents and warrants to the Company as of the date hereof that:

5.1 Organization and Standing of Barron. Barron is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The state in which any offer to engage in the Warrant Transaction and related transactions described herein was made or accepted by Barron is the state shown as Barron’s address. Barron was not formed for the purpose of investing solely in either the Original Warrants or the New Warrants or the shares of Common Stock which are the subject of this Agreement.

5.2 Authorization and Power. Barron has the requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by Barron and the consummation by Barron of the transactions contemplated hereby have been duly authorized by all necessary partnership action where appropriate. This Agreement has been duly executed and delivered by Barron and shall constitute the valid and binding obligation of Barron enforceable against Barron in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Barron of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of Barron’s organizational documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which Barron is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Barron or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Barron).

5.4 Accredited Investor. Barron is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers or its general partner or officers thereof and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the New Warrants which are being received from the Company in the Warrant Transaction.

ARTICLE VI

MISCELLANEOUS.

6.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (as such term is defined in the Registration Rights Agreement). Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement.

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6.2. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, all of which taken together shall constitute a single integrated agreement with the same effect as if the signatures thereto and hereto were upon the same instrument.

6.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

6.4 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.5 Notices. All notices, requests and other communications to any person provided for hereunder shall be in writing and shall be given to such person pursuant to Section 12 of the New Warrants.

6.6 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State or Federal Courts serving the State of New York. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

6.7. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Warrant Amendment and Exchange Agreement as of the day and year first set forth above.

COMPUTER SOFTWARE INNOVATIONS, INC.,
A Delaware Corporation

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Its:	President and Chief Executive Officer

BARRON PARTNERS LP,
A Delaware Limited Partnership

By:	Barron Capital Advisors LLC,
Its:	General Partner

By:	/s/ Andrew Barron Worden
Name:	Andrew Barron Worden
Its:	Managing Member

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Exhibit I

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

IN ADDITION, A PREFERRED STOCK PURCHASE AGREE-MENT DATED AS OF FEBRUARY 10, 2005 (AS AMENDED BY A FIRST AMENDMENT THERETO DATED NOVEMBER 7, 2005) AND A WARRANT AMENDMENT AND EXCHANGE AGREE-MENT DATED DECEMBER 29, 2006, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAIN CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

COMPUTER SOFTWARE INNOVATIONS, INC.

COMMON STOCK PURCHASE WARRANT “A-1”

Number of Shares: 2,000,000	Holder: Barron Partners LP
c/o Barron Capital Advisors LLC
Original Issue Date : February 11, 2005	Managing Partner
Attn: Andrew Barron Worden
Reissue Date: December 29, 2006	730 Fifth Avenue, 25th Floor
New York NY 10019
Expiration Date: February 10, 2010	Tel (212) 359-0201
Fax (212) 359-2222
Exercise Price per Share: $1.3972	abw@barronpartners.com

Computer Software Innovations, Inc, a company organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Two Million (2,000,000) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company at a price of One and 3972/10,000 Dollars ($1.3972) per

Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on February 10, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer)(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

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4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than seven (7) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To

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Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

6. Maximum Exercise. Subject to Section 9, the Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with the number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in the beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. For the purposes of this Section 6, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13(d)-3 thereunder. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly, or indirectly through one of more intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns (i) any shares

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of the Company’s Series A Convertible Preferred Stock, or (ii) this Warrant, any other warrants to purchase Common Stock of the Company of even date herewith, or any successor warrants to any of the foregoing received in replacement, substitution or exchange therefor.

7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

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9. Sale or Merger of the Company. Upon a Change in Control, the maximum exercise restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event. For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder thirty (30) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Computer Software Innovations, Inc.

900 East Main Street, Suite T

Easley, South Carolina 29642

Attention: Nancy K. Hedrick, President

FAX: (864) 855-1429

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If to the Warrant Holder:

Barron Capital Advisors LLC

Managing Partner

Barron Partners LP

Attn: Andrew Barron Worden

730 Fifth Avenue, 25th Floor

New York, NY 10019

FAX: (212) 359-2222

13. Warrant Amendment and Exchange Agreement. This Warrant is one of the “New Warrants” described in a Warrant Amendment and Exchange Agreement between the Company and the Warrant Holder of even date herewith (the “Warrant Amendment and Exchange Agreement”). Pursuant to the Warrant Amendment and Exchange Agreement, the Company and the Warrant Holder divided, amended and restated the Company’s Common Stock Purchase Warrant “A” dated February 11, 2005 (“Original Warrant A”) into this Warrant and into a Common Stock Purchase Warrant “A-2” of even date herewith (“New Warrant “A-2”), and the Warrant Holder surrendered Original Warrant A (pursuant to Section 4.b of Original Warrant A) in exchange for this Warrant and New Warrant A-2. The Warrant Amendment and Exchange Agreement, among other things, also amended a certain Registration Rights Agreement between the Company and the Warrant Holder dated February 10, 2005 (as amended by a First Amendment thereto dated November 7, 2005, the “Registration Rights Agreement”), pursuant to which Registration Rights Agreement the Company has granted certain registration rights to the Warrant Holder, including with respect to the shares of Common Stock underlying this Warrant.

14. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

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e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

COMPUTER SOFTWARE INNOVATIONS, INC., a Delaware corporation

By:
Nancy K. Hedrick
Its:	President and Chief Executive Officer

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FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Computer Software Innovations, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase                      shares of Common Stock (“Common Stock”), $.001 par value, of Computer Software Innovations, Inc and encloses the warrant and $             for each Warrant Share being purchased or an aggregate of $             in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT

(To be executed by the registered Warrant Holder to effect a transfer of the foregoing warrant pursuant to Section 4 thereof)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto                                                                                                                                                                                                                       the foregoing Common Stock Purchase Warrant and the rights represented thereto to purchase the Common Stock, $.001 par value per share, of Computer Software Innovations, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint                          Attorney to transfer the said warrant on the books of the Company, with full power of substitution.

Warrant Holder:

__________________________________________

__________________________________________

Address

Dated:                     , 200

In the presence of:

__________________________________________

Exhibit II

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

IN ADDITION, A PREFERRED STOCK PURCHASE AGREE-MENT DATED AS OF FEBRUARY 10, 2005 (AS AMENDED BY A FIRST AMENDMENT THERETO DATED NOVEMBER 7, 2005) AND A WARRANT AMENDMENT AND EXCHANGE AGREE-MENT DATED DECEMBER 29, 2006, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAIN CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

COMPUTER SOFTWARE INNOVATIONS, INC.

COMMON STOCK PURCHASE WARRANT “A-2”

Number of Shares: 1,608,868	Holder: Barron Partners LP
c/o Barron Capital Advisors LLC
Original Issue Date : February 11, 2005	Managing Partner
Attn: Andrew Barron Worden
Reissue Date: December 29, 2006	730 Fifth Avenue, 25th Floor
New York NY 10019
Expiration Date: February 10, 2010	Tel (212) 359-0201
Fax (212) 359-2222
Exercise Price per Share: $0.70	abw@barronpartners.com

Computer Software Innovations, Inc, a company organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to One Million Six Hundred Eight Thousand Eight Hundred Sixty-eight (1,608,868) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company at a price of

70/100 Dollars ($0.70) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on February 10, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer)(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

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4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than seven (7) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To

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Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

6. Maximum Exercise. Subject to Section 9, the Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with the number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in the beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. For the purposes of this Section 6, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13(d)-3 thereunder. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly, or indirectly through one of more

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intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns (i) any shares of the Company’s Series A Convertible Preferred Stock, or (ii) this Warrant, any other warrants to purchase Common Stock of the Company of even date herewith, or any successor warrants to any of the foregoing received in replacement, substitution or exchange therefor.

7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

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9. Sale or Merger of the Company. Upon a Change in Control, the maximum exercise restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event. For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder thirty (30) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Computer Software Innovations, Inc.

900 East Main Street, Suite T

Easley, South Carolina 29642

Attention: Nancy K. Hedrick, President

FAX: (864) 855-1429

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If to the Warrant Holder:

Barron Capital Advisors LLC

Managing Partner

Barron Partners LP

Attn: Andrew Barron Worden

730 Fifth Avenue, 25th Floor

New York, NY 10019

FAX: (212) 359-2222

13. Warrant Amendment and Exchange Agreement. This Warrant is one of the “New Warrants” described in a Warrant Amendment and Exchange Agreement between the Company and the Warrant Holder of even date herewith (the “Warrant Amendment and Exchange Agreement”). Pursuant to the Warrant Amendment and Exchange Agreement, the Company and the Warrant Holder divided, amended and restated the Company’s Common Stock Purchase Warrant “A” dated February 11, 2005 (“Original Warrant A”) into this Warrant and into a Common Stock Purchase Warrant “A-1” of even date herewith (“New Warrant “A-1”), and the Warrant Holder surrendered Original Warrant A (pursuant to Section 4.b of Original Warrant A) in exchange for this Warrant and New Warrant A-1. The Warrant Amendment and Exchange Agreement, among other things, also amended a certain Registration Rights Agreement between the Company and the Warrant Holder dated February 10, 2005 (as amended by a First Amendment thereto dated November 7, 2005, the “Registration Rights Agreement”), pursuant to which Registration Rights Agreement the Company has granted certain registration rights to the Warrant Holder, including with respect to the shares of Common Stock underlying this Warrant.

14. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

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e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

COMPUTER SOFTWARE INNOVATIONS, INC., a Delaware corporation

By:
Nancy K. Hedrick
Its:	President and Chief Executive Officer

9

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Computer Software Innovations, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase              shares of Common Stock (“Common Stock”), $.001 par value, of Computer Software Innovations, Inc and encloses the warrant and $             for each Warrant Share being purchased or an aggregate of $             in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT

(To be executed by the registered Warrant Holder to effect a transfer of the foregoing warrant pursuant to Section 4 thereof)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto                                                                                                                                                                                                                       the foregoing Common Stock Purchase Warrant and the rights represented thereto to purchase the Common Stock, $.001 par value per share, of Computer Software Innovations, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint                          Attorney to transfer the said warrant on the books of the Company, with full power of substitution.

Warrant Holder:

__________________________________________

__________________________________________

Address

Dated:                         , 200

In the presence of:

__________________________________________

Exhibit III

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

IN ADDITION, A PREFERRED STOCK PURCHASE AGREE-MENT DATED AS OF FEBRUARY 10, 2005 (AS AMENDED BY A FIRST AMENDMENT THERETO DATED NOVEMBER 7, 2005) AND A WARRANT AMENDMENT AND EXCHANGE AGREE-MENT DATED DECEMBER 29, 2006, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAIN CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

COMPUTER SOFTWARE INNOVATIONS, INC.

COMMON STOCK PURCHASE WARRANT “B-1”

Number of Shares: 2,000,000	Holder: Barron Partners LP
c/o Barron Capital Advisors LLC
Original Issue Date : February 11, 2005	Managing Partner
Attn: Andrew Barron Worden
Reissue Date: December 29, 2006	730 Fifth Avenue, 25th Floor
New York NY 10019
Expiration Date: February 10, 2010	Tel (212) 359-0201
Fax (212) 359-2222
Exercise Price per Share: $2.0958	abw@barronpartners.com

Computer Software Innovations, Inc, a company organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Two Million (2,000,000) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company at a price of Two and 958/10,000 Dollars ($2.0958) per

Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on February 10, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer)(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

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4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than seven (7) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To

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Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

6. Maximum Exercise. Subject to Section 9, the Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with the number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in the beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. For the purposes of this Section 6, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13(d)-3 thereunder. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly, or indirectly through one of more intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns (i) any shares

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of the Company’s Series A Convertible Preferred Stock, or (ii) this Warrant, any other warrants to purchase Common Stock of the Company of even date herewith, or any successor warrants to any of the foregoing received in replacement, substitution or exchange therefor.

7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

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9. Sale or Merger of the Company. Upon a Change in Control, the maximum exercise restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event. For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder thirty (30) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Computer Software Innovations, Inc.

900 East Main Street, Suite T

Easley, South Carolina 29642

Attention: Nancy K. Hedrick, President

FAX: (864) 855-1429

6

If to the Warrant Holder:

Barron Capital Advisors LLC

Managing Partner

Barron Partners LP

Attn: Andrew Barron Worden

730 Fifth Avenue, 25th Floor

New York, NY 10019

FAX: (212) 359-2222

13. Warrant Amendment and Exchange Agreement. This Warrant is one of the “New Warrants” described in a Warrant Amendment and Exchange Agreement between the Company and the Warrant Holder of even date herewith (the “Warrant Amendment and Exchange Agreement”). Pursuant to the Warrant Amendment and Exchange Agreement, the Company and the Warrant Holder divided, amended and restated the Company’s Common Stock Purchase Warrant “B” dated February 11, 2005 (“Original Warrant B”) into this Warrant and into a Common Stock Purchase Warrant “B-2” of even date herewith (“New Warrant “B-2”), and the Warrant Holder surrendered Original Warrant B (pursuant to Section 4.b of Original Warrant A) in exchange for this Warrant and New Warrant B-2. The Warrant Amendment and Exchange Agreement, among other things, also amended a certain Registration Rights Agreement between the Company and the Warrant Holder dated February 10, 2005 (as amended by a First Amendment thereto dated November 7, 2005, the “Registration Rights Agreement”), pursuant to which Registration Rights Agreement the Company has granted certain registration rights to the Warrant Holder, including with respect to the shares of Common Stock underlying this Warrant.

14. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

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e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

COMPUTER SOFTWARE INNOVATIONS, INC., a Delaware corporation

By:
Nancy K. Hedrick
Its:	President and Chief Executive Officer

9

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Computer Software Innovations, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase                      shares of Common Stock (“Common Stock”), $.001 par value, of Computer Software Innovations, Inc and encloses the warrant and $             for each Warrant Share being purchased or an aggregate of $             in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT

(To be executed by the registered Warrant Holder to effect a transfer of the foregoing warrant pursuant to Section 4 thereof)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto                                                                                                                                                                                                                       the foregoing Common Stock Purchase Warrant and the rights represented thereto to purchase the Common Stock, $.001 par value per share, of Computer Software Innovations, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint                          Attorney to transfer the said warrant on the books of the Company, with full power of substitution.

Warrant Holder:

__________________________________________

__________________________________________

Address

Dated:                        , 200

In the presence of:

__________________________________________

Exhibit IV

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

IN ADDITION, A PREFERRED STOCK PURCHASE AGREE-MENT DATED AS OF FEBRUARY 10, 2005 (AS AMENDED BY A FIRST AMENDMENT THERETO DATED NOVEMBER 7, 2005) AND A WARRANT AMENDMENT AND EXCHANGE AGREE-MENT DATED DECEMBER 29, 2006, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAIN CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

COMPUTER SOFTWARE INNOVATIONS, INC.

COMMON STOCK PURCHASE WARRANT “B-2”

Number of Shares: 1,608,868	Holder: Barron Partners LP
c/o Barron Capital Advisors LLC
Original Issue Date : February 11, 2005	Managing Partner
Attn: Andrew Barron Worden
Reissue Date: December 29, 2006	730 Fifth Avenue, 25th Floor
New York NY 10019
Expiration Date: February 10, 2010	Tel (212) 359-0201
Fax (212) 359-2222
Exercise Price per Share: $0.85	abw@barronpartners.com

Computer Software Innovations, Inc, a company organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, BARRON PARTNERS LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to One Million Six Hundred Eight Thousand Eight Hundred Sixty-eight (1,608,868) shares (as adjusted from time to time as provided in Section 7, the “Warrant Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company at a price of

85/100 Dollars ($0.85) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on February 10, 2010 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance hereof (such eighteen months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer)(the “Expiration Date”), and subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than seven (7) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To

Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the Warrant Shares.

6. Maximum Exercise. Subject to Section 9, the Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with the number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in the beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. For the purposes of this Section 6, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13(d)-3 thereunder. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly, or indirectly through one of more intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns (i) any shares of the Company’s Series A Convertible Preferred Stock, or (ii) this Warrant, any other warrants to purchase Common Stock of the Company of even date herewith, or any successor warrants to any of the foregoing received in replacement, substitution or exchange therefor.

7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9. Sale or Merger of the Company. Upon a Change in Control, the maximum exercise restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Change in Control event. For purposes of this Warrant, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder thirty (30) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Computer Software Innovations, Inc.

900 East Main Street, Suite T

Easley, South Carolina 29642

Attention: Nancy K. Hedrick, President

FAX: (864) 855-1429

If to the Warrant Holder:

Barron Capital Advisors LLC

Managing Partner

Barron Partners LP

Attn: Andrew Barron Worden

730 Fifth Avenue, 25th Floor

New York, NY 10019

FAX: (212) 359-2222

13. Warrant Amendment and Exchange Agreement. This Warrant is one of the “New Warrants” described in a Warrant Amendment and Exchange Agreement between the Company and the Warrant Holder of even date herewith (the “Warrant Amendment and Exchange Agreement”). Pursuant to the Warrant Amendment and Exchange Agreement, the Company and the Warrant Holder divided, amended and restated the Company’s Common Stock Purchase Warrant “B” dated February 11, 2005 (“Original Warrant B”) into this Warrant and into a Common Stock Purchase Warrant “B-1” of even date herewith (“New Warrant “B-1”), and the Warrant Holder surrendered Original Warrant B (pursuant to Section 4.b of Original Warrant B) in exchange for this Warrant and New Warrant B-1. The Warrant Amendment and Exchange Agreement, among other things, also amended a certain Registration Rights Agreement between the Company and the Warrant Holder dated February 10, 2005 (as amended by a First Amendment thereto dated November 7, 2005, the “Registration Rights Agreement”), pursuant to which Registration Rights Agreement the Company has granted certain registration rights to the Warrant Holder, including with respect to the shares of Common Stock underlying this Warrant.

14. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

COMPUTER SOFTWARE INNOVATIONS, INC., a Delaware corporation

By:
Nancy K. Hedrick
Its:	President and Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Computer Software Innovations, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase                      shares of Common Stock (“Common Stock”), $.001 par value, of Computer Software Innovations, Inc and encloses the warrant and $             for each Warrant Share being purchased or an aggregate of $             in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT

(To be executed by the registered Warrant Holder to effect a transfer of the foregoing warrant pursuant to Section 4 thereof)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto                                                                                                                                                                                                                   the foregoing Common Stock Purchase Warrant and the rights represented thereto to purchase the Common Stock, $.001 par value per share, of Computer Software Innovations, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint                          Attorney to transfer the said warrant on the books of the Company, with full power of substitution.

Warrant Holder:

__________________________________________

__________________________________________

Address

Dated:                        , 200

In the presence of:

__________________________________________